Exhibit 99.1

EyePoint Pharmaceuticals Receives $9.5 Million in Upfront Cash from Ocumension Therapeutics Under Expanded License Agreements

WATERTOWN, Mass., August 20, 2020 - EyePoint Pharmaceuticals, Inc. (NASDAQ: EYPT), a pharmaceutical company committed to developing and commercializing innovative ophthalmic products, and Ocumension Therapeutics, a China-based ophthalmic pharmaceutical platform company, today announced the expansion of their exclusive license agreements for the development and commercialization of YUTIQ® and DEXYCU® in certain Asian markets. Under the expanded agreements, Ocumension has made a one-time $9.5 million payment to EyePoint for rights to commercialize both products under their own brand names in South Korea and other jurisdictions across Southeast Asia and as the full and final prepayment of all remaining development, regulatory, and commercial sale milestone payments under the original license agreements.

“Ocumension is an important partner that shares our beliefs in the therapeutic potential of YUTIQ and DEXYCU for ocular diseases that represent growing and significant areas of unmet medical need,” said George Elston, Chief Financial Officer and Head of Corporate Development of EyePoint Pharmaceuticals. “We are delighted to expand our partnership with Ocumension to include the broader Asian marketplace. The payment from the expanded license agreements will support our operations and the ongoing clinical development of our pipeline, including our lead candidate, EYP-1901, a potential six-month sustained delivery therapy for wet age-related macular degeneration.”

“EyePoint’s YUTIQ and DEXYCU are important programs in our portfolio of ocular disease treatments that have the potential to replace current standards of care that lack long-term activity, especially given the impact of COVID-19 on patient desire to visit the doctor,” said Ye Liu, Chief Executive Officer of Ocumension. “We look forward to continuing our development efforts for both products in order to bring these innovative treatment options to patients in need across Asia.”

About EyePoint Pharmaceuticals

EyePoint Pharmaceuticals, Inc. (www.eyepointpharma.com) is a pharmaceutical company committed to developing and commercializing innovative ophthalmic products in indications with high unmet medical need to help improve the lives of patients with serious eye disorders. The Company currently has two commercial products: DEXYCU®, the first approved intraocular product for the treatment of postoperative inflammation, and YUTIQ®, a three-year treatment of chronic non-infectious uveitis affecting the posterior segment of the eye. The Company's pipeline leverages its proprietary bioerodible Durasert® technology for extended intraocular drug delivery including EYP-1901, a potential six-month anti-VEGF therapy initially targeting wet age-related macular degeneration. EyePoint Pharmaceuticals is headquartered in Watertown, Massachusetts with offices in Basking Ridge, New Jersey. To learn more about the Company, please visit www.eyepointpharma.com and connect on Twitter and LinkedIn.

About Ocumension Therapeutics

Ocumension Therapeutics is a China-based ophthalmic pharmaceutical platform company dedicated to identifying, developing and commercializing first- or best-in-class ophthalmic therapies. The company’s vision is to provide a world-class pharmaceutical total solution to address significant unmet ophthalmic medical needs in China. Since the inception, Ocumension Therapeutics has focused on building a platform integrating specialized capabilities in each major functionality involved in an ophthalmic drug's development cycle, from research and development, manufacturing to commercialization. Ocumension Therapeutics believes its platform positions it well to achieve leadership in China ophthalmology, with a first-mover advantage over future competitors.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: Various statements made in this release are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations regarding the potential benefits of our partnership with Ocumension, and the potential for EYP-1901 as a vital, novel six-month treatment for serious eye diseases, including wet age-related macular degeneration, diabetic retinopathy and retinal vein occlusion. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the extent to which COVID-19 impacts our business; the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ and DEXYCU and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the development of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; potential off-label sales of ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye; consequences of fluocinolone acetonide side effects for YUTIQ; consequences of dexamethasone side effects for DEXYCU; successful commercialization of, and receipt of revenues from, ILUVIEN for diabetic macular edema, or DME; Alimera’s ability to obtain additional marketing approvals and the effect of pricing and reimbursement decisions on sales of ILUVIEN for DME; Alimera’s ability to commercialize ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye in the territories in which Alimera is licensed to do so; our ability to market and sell products; the success of current and future license agreements, including our agreement with Equinox Science; termination or breach of current license agreements, including our agreement with Equinox Science; our dependence on contract research organizations, contract sales organizations, vendors and investigators; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

EyePoint Contacts:

Investors:
Argot Partners

Sam Martin or Joe Rayne

212-600-1902

eyepoint@argotpartners.com

Media:
Thomas Gibson

201-476-0322
tom@tomgibsoncommunications.com

Ocumension Contact:

Qinglei Zuo

+86-21-68362137-7796

qinglei.zuo@ocumension.com